Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2024
3

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Statistical Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Statistical Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Statistical Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Statistical Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Revenues
Premiums	$11,230	$11,786	$10,053	$11,628	$10,647	$32,497	$32,328
Universal life and investment-type product policy fees	1,334	1,241	1,248	1,281	1,228	3,911	3,757
Net investment income	4,825	5,366	5,436	5,205	5,227	14,542	15,868
Other revenues	606	660	674	638	648	1,866	1,960
Net investment gains (losses)	(927)	(174)	(375)	(421)	(77)	(2,650)	(873)
Net derivative gains (losses)	(1,202)	149	(979)	(508)	767	(2,289)	(720)
Total revenues	15,866	19,028	16,057	17,823	18,440	47,877	52,320

Expenses
Policyholder benefits and claims	11,130	11,779	10,074	11,485	10,597	32,811	32,156
Policyholder liability remeasurement (gains) losses	(17)	(3)	(22)	(10)	(132)	(42)	(164)
Market risk benefit remeasurement (gains) losses	(796)	431	(694)	(182)	531	(1,425)	(345)
Interest credited to policyholder account balances	1,658	2,405	2,290	2,000	2,037	5,455	6,327
Policyholder dividends	153	159	147	148	150	463	445
Amortization of DAC and VOBA	499	504	508	499	516	1,448	1,523
Amortization of negative VOBA	(7)	(6)	(6)	(6)	(7)	(20)	(19)
Interest expense on debt	265	269	264	257	257	776	778
Other expenses, net of capitalization of DAC	2,447	2,549	2,451	2,430	2,497	7,190	7,378
Total expenses	15,332	18,087	15,012	16,621	16,446	46,656	48,079
Income (loss) before provision for income tax	534	941	1,045	1,202	1,994	1,221	4,241
Provision for income tax expense (benefit)	39	327	170	249	653	233	1,072
Net income (loss)	495	614	875	953	1,341	988	3,169
Less: Net income (loss) attributable to noncontrolling interests	6	7	8	7	(1)	17	14
Net income (loss) attributable to MetLife, Inc.	489	607	867	946	1,342	971	3,155
Less: Preferred stock dividends	67	33	67	34	67	165	168
Net income (loss) available to MetLife, Inc.'s common shareholders	$422	$574	$800	$912	$1,275	$806	$2,987

Premiums, fees and other revenues	$13,170	$13,687	$11,975	$13,547	$12,523	$38,274	$38,045

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Net income (loss) available to MetLife, Inc.'s common shareholders	$422	$574	$800	$912	$1,275
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(927)	(174)	(375)	(421)	(77)
Less: Net derivative gains (losses)	(1,202)	149	(979)	(508)	767
Less: Market risk benefit remeasurement gains (losses)	796	(431)	694	182	(531)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(156)	(330)	(126)	(232)	(65)
Less: Provision for income tax (expense) benefit	429	6	260	270	(195)
Add: Net income (loss) attributable to noncontrolling interests	6	7	8	7	(1)
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders	1,488	1,361	1,334	1,628	1,375
Less: Total notable items (2)	14	(76)	—	—	16
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,474	$1,437	$1,334	$1,628	$1,359

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$0.56	$0.77	$1.10	$1.28	$1.81
Less: Net investment gains (losses)	(1.23)	(0.23)	(0.51)	(0.59)	(0.11)
Less: Net derivative gains (losses)	(1.59)	0.20	(1.34)	(0.71)	1.09
Less: Market risk benefit remeasurement gains (losses)	1.05	(0.58)	0.95	0.25	(0.75)
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.20)	(0.45)	(0.18)	(0.32)	(0.09)
Less: Provision for income tax (expense) benefit	0.57	0.01	0.36	0.38	(0.28)
Add: Net income (loss) attributable to noncontrolling interests	0.01	0.01	0.01	0.01	—
Add: Preferred stock redemption premium	—	—	—	—	—
Adjusted earnings available to common shareholders per diluted common share	1.97	1.83	1.83	2.28	1.95
Less: Total notable items per diluted common share (2)	0.02	(0.10)	—	—	0.02
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.95	$1.93	$1.83	$2.28	$1.93

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$14	$—	$—	$—	$16
Litigation reserves and settlement costs	—	(76)	—	—	—
Total notable items	$14	$(76)	$—	$—	$16

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.02	$—	$—	$—	$0.02
Litigation reserves and settlement costs	—	(0.10)	—	—	—
Total notable items	$0.02	$(0.10)	$—	$—	$0.02

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Weighted average common shares outstanding - diluted	755.5	743.4	728.4	714.7	703.7

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Page A-2 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Book value per common share (1)	$29.34	$35.85	$34.54	$33.30	$39.02
Book value per common share, excluding AOCI other than FCTA (1)	$53.00	$53.75	$53.13	$53.12	$54.72

	For the Three Months Ended
Unaudited	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Return on MetLife, Inc.'s (2):
Common stockholders' equity	7.0%	9.6%	12.6%	15.2%	20.2%

Adjusted return on MetLife, Inc.'s (2):
Common stockholders' equity	24.7%	22.7%	21.0%	27.0%	21.8%
Common stockholders' equity, excluding AOCI other than FCTA	14.9%	13.8%	13.8%	17.3%	14.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (3)	14.7%	14.6%	13.8%	17.3%	14.4%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Common shares outstanding, beginning of period	757.2	744.4	730.8	715.7	703.8
Share repurchases	(12.9)	(13.7)	(16.9)	(12.0)	(10.5)
Newly issued shares	0.1	0.1	1.8	0.1	0.4
Common shares outstanding, end of period	744.4	730.8	715.7	703.8	693.7

Weighted average common shares outstanding - basic	751.4	738.6	723.2	710.5	699.3
Dilutive effect of the exercise or issuance of stock-based awards	4.1	4.8	5.2	4.2	4.4
Weighted average common shares outstanding - diluted	755.5	743.4	728.4	714.7	703.7

MetLife Policyholder Trust Shares	119.1	117.6	116.0	114.3	113.1

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Total revenues	$15,866	$19,028	$16,057	$17,823	$18,440	$47,877	$52,320
Less: Adjustments to total revenues:
Net investment gains (losses)	(927)	(174)	(375)	(421)	(77)	(2,650)	(873)
Net derivative gains (losses)	(1,202)	149	(979)	(508)	767	(2,289)	(720)
Investment hedge adjustments	(232)	(253)	(176)	(172)	(129)	(759)	(477)
Asymmetrical and non-economic accounting	—	29	39	35	50	—	124
Unit-linked contract income	4	580	542	219	147	603	908
Other adjustments	(14)	(21)	(10)	(13)	52	(25)	29
Divested businesses	—	—	—	—	16	—	16
Total adjusted revenues	$18,237	$18,718	$17,016	$18,683	$17,614	$52,997	$53,313

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Net investment income	$4,825	$5,366	$5,436	$5,205	$5,227	$14,542	$15,868
Less: Adjustments to net investment income:
Investment hedge adjustments	(232)	(253)	(176)	(172)	(129)	(759)	(477)
Unit-linked contract income	4	580	542	219	147	603	908
Other adjustments	(3)	(8)	2	(2)	66	(4)	66
Divested businesses	—	—	—	—	—	—	—
Adjusted net investment income	$5,056	$5,047	$5,068	$5,160	$5,143	$14,702	$15,371

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Variable investment income (Included in net investment income above)	$179	$63	$260	$298	$162	$356	$720

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Premiums, fees and other revenues	$13,170	$13,687	$11,975	$13,547	$12,523	$38,274	$38,045
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	—	29	39	35	50	—	124
Other adjustments	(11)	(13)	(12)	(11)	(14)	(21)	(37)
Divested businesses	—	—	—	—	16	—	16
Adjusted premiums, fees and other revenues	$13,181	$13,671	$11,948	$13,523	$12,471	$38,295	$37,942
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,992	$13,554	$11,838	$13,490	$12,471

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Total expenses	$15,332	$18,087	$15,012	$16,621	$16,446	$46,656	$48,079
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	(796)	431	(694)	(182)	531	(1,425)	(345)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	(49)	129	38	166	72	118	276
Market volatility	(64)	(62)	(67)	(88)	(52)	(122)	(207)
Unit-linked contract costs	(3)	582	539	214	143	601	896
Other adjustments	21	7	7	5	12	48	24
Divested businesses	9	9	4	4	26	29	34
Total adjusted expenses	$16,214	$16,991	$15,185	$16,502	$15,714	$47,407	$47,401

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Capitalization of DAC	$(742)	$(728)	$(740)	$(683)	$(691)	$(2,189)	$(2,114)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(742)	$(728)	$(740)	$(683)	$(691)	$(2,189)	$(2,114)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Other expenses	$3,189	$3,277	$3,191	$3,113	$3,188	$9,379	$9,492
Less: Adjustments to other expenses:
Other adjustments	21	7	7	5	12	48	24
Divested businesses	9	9	4	4	17	29	25
Adjusted other expenses	$3,159	$3,261	$3,180	$3,104	$3,159	$9,302	$9,443
Adjusted other expenses on a constant currency basis	$3,085	$3,215	$3,139	$3,105	$3,159

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Other expenses, net of capitalization of DAC	$2,447	$2,549	$2,451	$2,430	$2,497	$7,190	$7,378

Premiums, fees and other revenues	$13,170	$13,687	$11,975	$13,547	$12,523	$38,274	$38,045

Expense ratio	18.6%	18.6%	20.5%	17.9%	19.9%	18.8%	19.4%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Adjusted other expenses by major category
Direct expenses	$1,447	$1,559	$1,426	$1,397	$1,392	$4,249	$4,215
Pension, postretirement and postemployment benefit costs	59	69	65	65	65	177	195
Premium taxes, other taxes, and licenses & fees	162	153	176	171	183	507	530
Commissions and other variable expenses	1,491	1,480	1,513	1,471	1,519	4,369	4,503
Adjusted other expenses	3,159	3,261	3,180	3,104	3,159	9,302	9,443
Adjusted capitalization of DAC	(742)	(728)	(740)	(683)	(691)	(2,189)	(2,114)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,417	$2,533	$2,440	$2,421	$2,468	$7,113	$7,329

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Employee-related costs	$913	$882	$950	$900	$891	$2,737	$2,741
Third-party staffing costs	350	399	342	356	354	1,027	1,052
General and administrative expenses	184	278	134	141	147	485	422
Direct expenses	1,447	1,559	1,426	1,397	1,392	4,249	4,215
Less: Total notable items related to direct expenses (1)	—	96	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,447	$1,463	$1,426	$1,397	$1,392	$4,249	$4,215

Adjusted other expenses, net of adjusted capitalization of DAC	$2,417	$2,533	$2,440	$2,421	$2,468	$7,113	$7,329
Less: Total notable items related to adjusted other expenses (1)	—	96	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,417	$2,437	$2,440	$2,421	$2,468	$7,113	$7,329

Adjusted premiums, fees and other revenues	$13,181	$13,671	$11,948	$13,523	$12,471	$38,295	$37,942
Less: PRT	1,461	1,860	(25)	1,752	529	3,464	2,256
Adjusted premiums, fees and other revenues, excluding PRT	$11,720	$11,811	$11,973	$11,771	$11,942	$34,831	$35,686

Direct expense ratio	11.0%	11.4%	11.9%	10.3%	11.2%	11.1%	11.1%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	12.3%	12.4%	11.9%	11.9%	11.7%	12.2%	11.8%

Adjusted expense ratio	18.3%	18.5%	20.4%	17.9%	19.8%	18.6%	19.3%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.6%	20.6%	20.4%	20.6%	20.7%	20.4%	20.5%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Page A-2 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$270,982	$281,412	$278,409	$277,736	$293,779
Equity securities, at estimated fair value	742	757	750	754	746
Contractholder-directed equity securities and fair value option securities, at estimated fair value	9,680	10,331	10,313	10,106	9,289
Mortgage loans	92,230	92,506	91,458	89,802	90,415
Policy loans	8,725	8,788	8,800	8,691	8,822
Real estate and real estate joint ventures	13,133	13,332	12,992	13,517	13,731
Other limited partnership interests	14,918	14,764	14,301	14,288	14,186
Short-term investments, principally at estimated fair value	6,497	6,045	4,884	3,804	4,609
Other invested assets	18,755	18,202	18,097	18,131	19,706
Total investments	435,662	446,137	440,004	436,829	455,283
Cash and cash equivalents, principally at estimated fair value	14,912	20,639	19,840	20,786	21,765
Accrued investment income	3,704	3,589	3,636	3,657	3,722
Premiums, reinsurance and other receivables	19,002	28,971	29,986	31,820	31,443
Market risk benefits, at estimated fair value	334	286	351	356	310
Deferred policy acquisition costs and value of business acquired	19,737	20,151	19,842	19,568	20,401
Current income tax recoverable	—	190	—	348	304
Deferred income tax assets	3,174	2,612	2,751	2,681	2,469
Goodwill	9,109	9,236	9,037	8,950	9,155
Other assets	10,862	11,139	11,126	11,043	11,315
Separate account assets	135,624	144,634	141,003	139,707	148,809
Total assets	$652,120	$687,584	$677,576	$675,745	$704,976

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$181,755	$196,406	$191,013	$190,993	$201,340
Policyholder account balances	213,933	219,269	219,168	219,543	224,609
Market risk benefits, at estimated fair value	2,738	3,179	2,696	2,618	3,117
Other policy-related balances	19,665	19,736	20,219	19,379	19,932
Policyholder dividends payable	381	386	357	365	381
Payables for collateral under securities loaned and other transactions	17,797	17,524	17,470	17,719	17,132
Short-term debt	161	119	127	390	404
Long-term debt	15,475	15,548	15,972	14,809	15,278
Collateral financing arrangement	651	637	590	555	529
Junior subordinated debt securities	3,160	3,161	3,162	3,163	3,163
Current income tax payable	59	—	10	—	—
Deferred income tax liability	128	927	835	216	956
Other liabilities	34,698	35,805	36,158	38,748	38,162
Separate account liabilities	135,624	144,634	141,003	139,707	148,809
Total liabilities	626,225	657,331	648,780	648,205	673,812

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,666	33,690	33,718	33,740	33,766
Retained earnings	39,958	40,146	40,350	40,873	41,765
Treasury stock, at cost	(23,724)	(24,591)	(25,774)	(26,637)	(27,418)
Accumulated other comprehensive income (loss)	(24,254)	(19,242)	(19,771)	(20,736)	(17,240)
Total MetLife, Inc.'s stockholders' equity	25,658	30,015	28,535	27,252	30,885
Noncontrolling interests	237	238	261	288	279
Total equity	25,895	30,253	28,796	27,540	31,164
Total liabilities and equity	$652,120	$687,584	$677,576	$675,745	$704,976

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Adjusted earnings before provision for income tax
GROUP BENEFITS	$645	$590	$359	$674	$472
RIS	594	532	504	518	591
ASIA	405	419	582	625	431
LATIN AMERICA	282	271	331	311	309
EMEA	112	63	103	98	94
METLIFE HOLDINGS	259	193	196	188	226
CORPORATE & OTHER	(274)	(341)	(244)	(233)	(223)
Total adjusted earnings before provision for income tax	$2,023	$1,727	$1,831	$2,181	$1,900

Provision for income tax expense (benefit)
GROUP BENEFITS	$135	$124	$75	$141	$99
RIS	124	111	105	108	119
ASIA	130	123	159	176	125
LATIN AMERICA	83	64	98	85	88
EMEA	24	16	26	21	24
METLIFE HOLDINGS	51	37	37	35	44
CORPORATE & OTHER	(79)	(142)	(70)	(47)	(41)
Total provision for income tax expense (benefit)	$468	$333	$430	$519	$458

Adjusted earnings available to common shareholders
GROUP BENEFITS	$510	$466	$284	$533	$373
RIS	470	421	399	410	472
ASIA	275	296	423	449	306
LATIN AMERICA	199	207	233	226	221
EMEA	88	47	77	77	70
METLIFE HOLDINGS	208	156	159	153	182
CORPORATE & OTHER (1)	(262)	(232)	(241)	(220)	(249)
Total adjusted earnings available to common shareholders (1)	$1,488	$1,361	$1,334	$1,628	$1,375

(1)Includes impact of preferred stock dividends of $67 million, $33 million, $67 million, $34 million and $67 million for the three months ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$5,276	$5,404	$5,711	$5,599	$5,538	$16,154	$16,848
Universal life and investment-type product policy fees	219	218	222	229	231	660	682
Net investment income	330	334	315	313	311	967	939
Other revenues	371	379	397	382	377	1,114	1,156
Total adjusted revenues	6,196	6,335	6,645	6,523	6,457	18,895	19,625

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,592	4,712	5,236	4,780	4,927	14,452	14,943
Policyholder liability remeasurement (gains) losses	(29)	3	(3)	2	—	(31)	(1)
Interest credited to policyholder account balances	50	49	48	48	49	144	145
Capitalization of DAC	(5)	(4)	(4)	(5)	(4)	(16)	(13)
Amortization of DAC and VOBA	6	7	6	7	6	19	19
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	1	—	1	—	1	1
Other expenses	937	977	1,003	1,016	1,007	2,819	3,026
Total adjusted expenses	5,551	5,745	6,286	5,849	5,985	17,388	18,120
Adjusted earnings before provision for income tax	645	590	359	674	472	1,507	1,505
Provision for income tax expense (benefit)	135	124	75	141	99	318	315
Adjusted earnings	510	466	284	533	373	1,189	1,190
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$510	$466	$284	$533	$373	$1,189	$1,190

Adjusted premiums, fees and other revenues	$5,866	$6,001	$6,330	$6,210	$6,146	$17,928	$18,686

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$464	$490	$505	$490	$486
Pension, postretirement and postemployment benefit costs	12	12	14	14	14
Premium taxes, other taxes, and licenses & fees	83	79	89	95	93
Commissions and other variable expenses	378	396	395	417	414
Adjusted other expenses	$937	$977	$1,003	$1,016	$1,007

OTHER STATISTICAL INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Group Life (2)
Adjusted premiums, fees and other revenues	$2,215	$2,199	$2,340	$2,309	$2,293
Mortality ratio	83.6%	83.5%	90.2%	79.1%	85.6%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,620	$2,689	$2,773	$2,742	$2,718
Interest adjusted benefit ratio (4)	69.0%	70.7%	73.9%	70.8%	72.4%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$2,330	$2,736	$675	$2,448	$1,451	$5,512	$4,574
Universal life and investment-type product policy fees	82	81	75	73	67	232	215
Net investment income	2,009	2,032	2,089	2,117	2,133	5,771	6,339
Other revenues	66	66	63	61	61	205	185
Total adjusted revenues	4,487	4,915	2,902	4,699	3,712	11,720	11,313

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	3,100	3,503	1,471	3,248	2,247	7,766	6,966
Policyholder liability remeasurement (gains) losses	(76)	(15)	1	(23)	(148)	(116)	(170)
Interest credited to policyholder account balances	756	783	796	838	874	2,104	2,508
Capitalization of DAC	(41)	(40)	(61)	(46)	(53)	(136)	(160)
Amortization of DAC and VOBA	13	13	15	16	14	36	45
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	3	4	4	3	4	10	11
Other expenses	138	135	172	145	183	430	500
Total adjusted expenses	3,893	4,383	2,398	4,181	3,121	10,094	9,700
Adjusted earnings before provision for income tax	594	532	504	518	591	1,626	1,613
Provision for income tax expense (benefit)	124	111	105	108	119	339	332
Adjusted earnings	470	421	399	410	472	1,287	1,281
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$470	$421	$399	$410	$472	$1,287	$1,281

Adjusted premiums, fees and other revenues	$2,478	$2,883	$813	$2,582	$1,579	$5,949	$4,974
Less: PRT	1,461	1,860	(25)	1,752	529	3,464	2,256
Adjusted premiums, fees and other revenues, excluding PRT	$1,017	$1,023	$838	$830	$1,050	$2,485	$2,718

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Balance, end of period (at balance sheet discount rate) (2), (3)	$61,947	$69,407	$67,402	$69,385	$72,914
Less: Accumulated other comprehensive (income) loss	(5,598)	(278)	(1,735)	(2,952)	297
Balance, end of period (at original discount rate)	$67,545	$69,685	$69,137	$72,337	$72,617

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Balance, end of period	$80,929	$82,405	$83,049	$84,270	$85,410

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Balance, end of period	$51,740	$53,093	$51,012	$50,033	$52,537

SYNTHETIC GICS (4), (5)

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Balance, end of period	$49,003	$49,066	$48,100	$48,982	$49,081

LONGEVITY REINSURANCE (6)

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Balance, end of period	$19,175	$21,945	$21,333	$24,422	$25,699

(1)Includes $3,731 million, $3,782 million, $3,791 million, $3,830 million and $3,847 million of DPL at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $40 million, $311 million, $296 million, $1,972 million and $2,081 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

(4)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(5)Includes $0, $1,282 million, $0, $0 and $0 of transfers from separate account GICs to synthetic GICs at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

(6)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom pension risk transfer market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$66	$71	$80	$74	$75
Pension, postretirement and postemployment benefit costs	4	3	4	3	4
Premium taxes, other taxes, and licenses & fees	9	1	17	11	16
Commissions and other variable expenses	59	60	71	57	88
Adjusted other expenses	$138	$135	$172	$145	$183

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Investment income yield excluding variable investment income yield	5.28%	5.32%	5.24%	5.28%	5.25%
Variable investment income yield	3.08%	1.96%	6.30%	5.83%	4.58%
Total investment income yield	5.20%	5.19%	5.28%	5.30%	5.23%

Average crediting rate	4.12%	4.20%	4.23%	4.31%	4.38%
Amortization of DPL and losses at inception (1)	(0.22)%	(0.22)%	(0.22)%	(0.22)%	(0.21)%
Total average crediting rate	3.90%	3.98%	4.01%	4.09%	4.17%

Annualized general account spread	1.30%	1.21%	1.27%	1.21%	1.06%
Annualized general account spread excluding variable investment income yield	1.38%	1.34%	1.23%	1.19%	1.08%

(1)Includes the amortization of DPL of (0.23)%, (0.23)%, (0.23)%, (0.23)% and (0.23)% for the three months ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$1,312	$1,252	$1,297	$1,216	$1,272	$3,999	$3,785
Universal life and investment-type product policy fees	411	428	426	434	420	1,204	1,280
Net investment income	1,023	1,003	1,108	1,167	1,132	2,954	3,407
Other revenues	20	25	21	18	18	61	57
Total adjusted revenues	2,766	2,708	2,852	2,835	2,842	8,218	8,529

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,095	1,051	1,067	988	1,035	3,282	3,090
Policyholder liability remeasurement (gains) losses	108	13	(32)	(4)	60	92	24
Interest credited to policyholder account balances	576	619	647	657	683	1,682	1,987
Capitalization of DAC	(404)	(381)	(361)	(335)	(336)	(1,202)	(1,032)
Amortization of DAC and VOBA	204	207	210	207	217	587	634
Amortization of negative VOBA	(6)	(5)	(5)	(5)	(6)	(17)	(16)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	788	785	744	702	758	2,373	2,204
Total adjusted expenses	2,361	2,289	2,270	2,210	2,411	6,797	6,891
Adjusted earnings before provision for income tax	405	419	582	625	431	1,421	1,638
Provision for income tax expense (benefit)	130	123	159	176	125	435	460
Adjusted earnings	275	296	423	449	306	986	1,178
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$275	$296	$423	$449	$306	$986	$1,178

Adjusted premiums, fees and other revenues	$1,743	$1,705	$1,744	$1,668	$1,710	$5,264	$5,122

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Adjusted premiums, fees and other revenues	$1,743	$1,705	$1,744	$1,668	$1,710

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,704	$1,690	$1,737	$1,714	$1,710
Add: Operating joint ventures, on a constant currency basis (1)	428	367	527	654	541
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,132	$2,057	$2,264	$2,368	$2,251

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$284	$300	$282	$272	$303
Pension, postretirement and postemployment benefit costs	16	20	15	15	15
Premium taxes, other taxes, and licenses & fees	33	34	33	28	31
Commissions and other variable expenses	455	431	414	387	409
Adjusted other expenses	$788	$785	$744	$702	$758
Adjusted other expenses, net of adjusted capitalization of DAC	$384	$404	$383	$367	$422

Adjusted other expenses on a constant currency basis	$766	$777	$742	$727	$758
Add: Operating joint ventures, on a constant currency basis (2)	114	98	115	107	120
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$880	$875	$857	$834	$878
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$464	$483	$449	$442	$487

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Japan:
Life	$177	$194	$136	$138	$142
Accident & Health	52	59	71	65	60
Annuities	146	178	148	146	147
Other	2	1	2	2	2
Total Japan	377	432	357	351	351
Other Asia	218	178	224	288	239
Total sales	$595	$610	$581	$639	$590

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Adjusted earnings available to common shareholders	$275	$296	$423	$449	$306
Adjusted earnings available to common shareholders, on a constant currency basis	$271	$295	$423	$451	$306

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

GA AUM	$113,105	$123,434	$120,743	$117,606	$128,115
GA AUM (at amortized cost)	$124,684	$130,093	$128,618	$126,997	$135,107

GA AUM (at amortized cost), on a constant currency basis	$126,973	$129,294	$131,300	$132,191	$135,107
Add: Operating joint ventures, on a constant currency basis (1)	8,567	8,156	8,441	9,425	9,930
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$135,540	$137,450	$139,741	$141,616	$145,037

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$1,116	$1,123	$1,115	$1,122	$1,141	$3,164	$3,378
Universal life and investment-type product policy fees	359	352	370	373	346	1,046	1,089
Net investment income	365	482	386	398	435	1,162	1,219
Other revenues	9	11	11	11	9	31	31
Total adjusted revenues	1,849	1,968	1,882	1,904	1,931	5,403	5,717

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,020	1,132	983	1,018	1,091	2,962	3,092
Policyholder liability remeasurement (gains) losses	(4)	(20)	(8)	(3)	(18)	(5)	(29)
Interest credited to policyholder account balances	106	116	114	115	108	310	337
Capitalization of DAC	(171)	(181)	(178)	(175)	(174)	(470)	(527)
Amortization of DAC and VOBA	121	124	125	129	126	344	380
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	2	3	3	4	4	8	11
Other expenses	493	523	512	505	485	1,388	1,502
Total adjusted expenses	1,567	1,697	1,551	1,593	1,622	4,537	4,766
Adjusted earnings before provision for income tax	282	271	331	311	309	866	951
Provision for income tax expense (benefit)	83	64	98	85	88	233	271
Adjusted earnings	199	207	233	226	221	633	680
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$199	$207	$233	$226	$221	$633	$680

Adjusted premiums, fees and other revenues	$1,484	$1,486	$1,496	$1,506	$1,496	$4,241	$4,498

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$148	$154	$140	$145	$129
Pension, postretirement and postemployment benefit costs	1	1	2	1	1
Premium taxes, other taxes, and licenses & fees	19	29	20	19	22
Commissions and other variable expenses	325	339	350	340	333
Adjusted other expenses	$493	$523	$512	$505	$485
Adjusted other expenses, net of adjusted capitalization of DAC	$322	$342	$334	$330	$311
Adjusted other expenses on a constant currency basis	$449	$489	$477	$477	$485
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$294	$321	$313	$313	$311

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Mexico	$179	$150	$216	$193	$192
Chile	91	95	96	99	106
All other	72	77	71	81	85
Total sales	$342	$322	$383	$373	$383

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Adjusted premiums, fees and other revenues	$1,484	$1,486	$1,496	$1,506	$1,496
Adjusted earnings available to common shareholders	$199	$207	$233	$226	$221

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,349	$1,393	$1,400	$1,422	$1,496
Adjusted earnings available to common shareholders, on a constant currency basis	$179	$192	$218	$210	$221

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$502	$519	$536	$536	$562	$1,497	$1,634
Universal life and investment-type product policy fees	79	67	77	77	84	231	238
Net investment income	51	54	54	54	55	143	163
Other revenues	7	9	7	8	9	23	24
Total adjusted revenues	639	649	674	675	710	1,894	2,059

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	230	256	258	265	276	728	799
Policyholder liability remeasurement (gains) losses	(9)	7	—	1	9	(10)	10
Interest credited to policyholder account balances	19	18	19	17	17	54	53
Capitalization of DAC	(114)	(116)	(128)	(115)	(119)	(341)	(362)
Amortization of DAC and VOBA	87	91	91	82	92	257	265
Amortization of negative VOBA	(1)	(1)	(1)	(1)	(1)	(3)	(3)
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	315	331	332	328	342	929	1,002
Total adjusted expenses	527	586	571	577	616	1,614	1,764
Adjusted earnings before provision for income tax	112	63	103	98	94	280	295
Provision for income tax expense (benefit)	24	16	26	21	24	62	71
Adjusted earnings	88	47	77	77	70	218	224
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$88	$47	$77	$77	$70	$218	$224

Adjusted premiums, fees and other revenues	$588	$595	$620	$621	$655	$1,751	$1,896

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$104	$109	$101	$104	$109
Pension, postretirement and postemployment benefit costs	2	6	1	2	2
Premium taxes, other taxes, and licenses & fees	6	6	6	5	6
Commissions and other variable expenses	203	210	224	217	225
Adjusted other expenses	$315	$331	$332	$328	$342
Adjusted other expenses, net of adjusted capitalization of DAC	$201	$215	$204	$213	$223
Adjusted other expenses on a constant currency basis	$307	$327	$328	$332	$342
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$197	$212	$202	$216	$223

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Adjusted premiums, fees and other revenues	$588	$595	$620	$621	$655
Adjusted earnings available to common shareholders	$88	$47	$77	$77	$70

Adjusted premiums, fees and other revenues, on a constant currency basis	$573	$586	$613	$626	$655
Adjusted earnings available to common shareholders, on a constant currency basis	$87	$46	$76	$77	$70
Total sales on a constant currency basis	$189	$201	$282	$278	$249

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$685	$754	$713	$692	$673	$2,127	$2,078
Universal life and investment-type product policy fees	184	95	78	94	80	537	252
Net investment income	1,153	1,044	1,010	1,016	981	3,450	3,007
Other revenues	41	52	50	37	40	143	127
Total adjusted revenues	2,063	1,945	1,851	1,839	1,774	6,257	5,464

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,311	1,329	1,251	1,252	1,221	4,021	3,724
Policyholder liability remeasurement (gains) losses	(7)	9	20	17	(35)	28	2
Interest credited to policyholder account balances	198	135	103	106	84	595	293
Capitalization of DAC	(5)	(5)	(5)	(4)	(4)	(17)	(13)
Amortization of DAC and VOBA	65	61	59	57	58	197	174
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	4	3	4	3	4	10	11
Other expenses	238	220	223	220	220	707	663
Total adjusted expenses	1,804	1,752	1,655	1,651	1,548	5,541	4,854
Adjusted earnings before provision for income tax	259	193	196	188	226	716	610
Provision for income tax expense (benefit)	51	37	37	35	44	139	116
Adjusted earnings	208	156	159	153	182	577	494
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$208	$156	$159	$153	$182	$577	$494

Adjusted premiums, fees and other revenues	$910	$901	$841	$823	$793	$2,807	$2,457

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Annuities	$1,508	$1,610	$1,577	$1,555	$1,606
Life and Other	53,930	53,930	53,604	53,296	53,096
Long Term Care	13,025	15,240	14,845	14,455	15,657
Balance, end of period (at balance sheet discount rate) (2)	$68,463	$70,780	$70,026	$69,306	$70,359

Less:
Annuities	$(110)	$(18)	$(46)	$(65)	$(5)
Life and Other	(120)	27	(2)	(27)	31
Long Term Care	(1,754)	313	(215)	(755)	339
Accumulated other comprehensive (income) loss	$(1,984)	$322	$(263)	$(847)	$365

Annuities	$1,618	$1,628	$1,623	$1,620	$1,611
Life and Other	54,050	53,903	53,606	53,323	53,065
Long Term Care	14,779	14,927	15,060	15,210	15,318
Balance, end of period (at original discount rate)	$70,447	$70,458	$70,289	$70,153	$69,994

Future policy benefits subject to reinsurance (at balance sheet discount rate) (3)
Annuities	$—	$1,519	$1,526	$1,468	$1,505
Life and Other	$1,044	$2,341	$2,345	$2,372	$2,398
Long Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Annuities	$12,006	$11,537	$11,129	$10,747	$10,437
Life and Other	11,844	11,641	11,486	11,303	11,284
Balance, end of period	$23,850	$23,178	$22,615	$22,050	$21,721

Policyholder account balances subject to reinsurance (3)
Annuities	$—	$3,485	$3,345	$3,228	$3,124
Life and Other	$1,542	$6,352	$6,532	$6,467	$6,410

MARKET RISK BENEFITS (4)

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Annuities	$2,268	$2,722	$2,231	$2,153	$2,608
Balance, end of period	$2,268	$2,722	$2,231	$2,153	$2,608

Market risk benefits subject to reinsurance	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Annuities	$27,455	$29,224	$29,866	$28,843	$29,349
Life and Other	5,736	6,324	6,757	6,738	7,049
Balance, end of period	$33,191	$35,548	$36,623	$35,581	$36,398

Separate accounts liabilities subject to modified coinsurance (5)
Annuities	$—	$83	$85	$82	$83
Life and Other	$—	$5,597	$5,980	$5,944	$6,226

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Represents the current discount rate at the respective balance sheet date.
(3) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(4) Market risk benefits include Japan reinsurance.
(5) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Direct and allocated expenses	$166	$164	$165	$156	$159
Pension, postretirement and postemployment benefit costs	5	6	6	7	6
Premium taxes, other taxes, and licenses & fees	19	16	16	19	20
Commissions and other variable expenses	48	34	36	38	35
Adjusted other expenses	$238	$220	$223	$220	$220

OTHER STATISTICAL INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Lapse Ratio (1)
Traditional life	5.1%	5.4%	5.7%	5.9%	6.2%
Variable annuity	10.5%	11.1%	11.6%	12.4%	12.8%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Adjusted revenues
Premiums	$9	$(2)	$6	$15	$(6)	$44	$15
Universal life and investment-type product policy fees	—	—	—	1	—	1	1
Net investment income	125	98	106	95	96	255	297
Other revenues	103	102	98	97	98	310	293
Total adjusted revenues	237	198	210	208	188	610	606

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4	(9)	8	9	—	32	17
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(2)	(1)	(3)	(3)	(1)	(7)	(7)
Amortization of DAC and VOBA	3	1	2	1	3	8	6
Amortization of negative VOBA	—	—	—	—	—	—	—
Interest expense on debt	256	258	253	246	245	747	744
Other expenses	250	290	194	188	164	656	546
Total adjusted expenses	511	539	454	441	411	1,436	1,306
Adjusted earnings before provision for income tax	(274)	(341)	(244)	(233)	(223)	(826)	(700)
Provision for income tax expense (benefit)	(79)	(142)	(70)	(47)	(41)	(265)	(158)
Adjusted earnings	(195)	(199)	(174)	(186)	(182)	(561)	(542)
Preferred stock dividends	67	33	67	34	67	165	168
Adjusted earnings available to common shareholders	$(262)	$(232)	$(241)	$(220)	$(249)	$(726)	$(710)

Adjusted premiums, fees and other revenues	$112	$100	$104	$113	$92	$355	$309

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Business activities	$13	$35	$6	$30	$20	$52	$56
Net investment income	126	95	102	92	96	258	290
Interest expense on debt	(266)	(269)	(265)	(255)	(256)	(778)	(776)
Corporate initiatives and projects	(12)	(9)	(6)	(7)	(8)	(58)	(21)
Other	(135)	(193)	(81)	(93)	(75)	(300)	(249)
Provision for income tax (expense) benefit and other tax-related items	79	142	70	47	41	265	158
Preferred stock dividends	(67)	(33)	(67)	(34)	(67)	(165)	(168)
Adjusted earnings available to common shareholders	$(262)	$(232)	$(241)	$(220)	$(249)	$(726)	$(710)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Fixed Maturity Securities
Yield (1)	4.19%	4.39%	4.38%	4.38%	4.52%	4.14%	4.43%
Investment income (2), (3)	$3,123	$3,241	$3,200	$3,206	$3,357	$9,258	$9,763
Investment gains (losses)	(699)	(197)	(85)	(246)	(157)	(2,275)	(488)
Ending carrying value (4)	272,456	282,861	279,855	279,170	295,460	272,456	295,460
Net Mortgage Loans
Yield (1)	5.18%	5.36%	5.25%	5.30%	5.32%	5.07%	5.29%
Investment income (3)	1,094	1,127	1,100	1,096	1,097	3,226	3,293
Investment gains (losses)	3	(69)	(82)	6	(156)	(129)	(232)
Ending carrying value (5)	84,058	84,118	83,452	82,051	82,773	84,058	82,773
Real Estate and Real Estate Joint Ventures
Yield (1)	(0.31)%	2.08%	(2.74)%	(0.97)%	1.67%	(0.54)%	(0.65)%
Investment income	(11)	69	(90)	(32)	57	(53)	(65)
Investment gains (losses)	1	37	35	12	128	32	175
Ending carrying value	13,133	13,332	12,992	13,517	13,731	13,133	13,731
Policy Loans
Yield (1)	5.52%	5.36%	5.56%	5.44%	5.72%	5.42%	5.57%
Investment income	120	113	113	110	116	358	339
Ending carrying value	8,725	8,788	8,800	8,691	8,822	8,725	8,822
Equity Securities
Yield (1)	4.14%	3.37%	5.48%	5.50%	3.47%	3.65%	4.79%
Investment income	5	4	7	7	4	27	18
Investment gains (losses)	(14)	15	28	(19)	(31)	66	(22)
Ending carrying value	742	757	750	754	746	742	746
Other Limited Partnership Interests
Yield (1), (6)	5.56%	(0.06)%	8.27%	9.10%	2.45%	4.17%	6.62%
Investment income (6)	206	(2)	301	325	87	457	713
Investment gains (losses)	—	—	(50)	(9)	3	12	(56)
Ending carrying value (7)	14,918	14,764	14,301	14,288	14,186	14,918	14,186
Cash and Short-term Investments
Yield (1)	6.38%	5.61%	5.32%	4.61%	5.23%	5.78%	5.06%
Investment income	220	229	246	209	257	582	712
Investment gains (losses)	5	(33)	25	37	(46)	23	16
Ending carrying value	21,409	26,684	24,724	24,590	26,374	21,409	26,374
Other Invested Assets
Investment income	420	410	348	386	312	1,256	1,046
Investment gains (losses)	(167)	7	(17)	(16)	56	(165)	23
Ending carrying value	18,755	18,202	18,097	18,131	19,706	18,755	19,706
Total Investments
Investment income yield (1)	4.68%	4.69%	4.75%	4.83%	4.75%	4.55%	4.77%
Investment fees and expenses yield (1)	(0.11)%	(0.13)%	(0.14)%	(0.13)%	(0.13)%	(0.12)%	(0.14)%
Net Investment Income Yield (1)	4.57%	4.56%	4.61%	4.70%	4.62%	4.43%	4.63%
Investment income	$5,177	$5,191	$5,225	$5,307	$5,287	$15,111	$15,819
Investment fees and expenses	(121)	(144)	(157)	(147)	(144)	(409)	(448)
Net investment income including divested businesses	5,056	5,047	5,068	5,160	5,143	14,702	15,371
Less: Net investment income from divested businesses	—	—	—	—	—	—	—
Adjusted Net Investment Income (8)	$5,056	$5,047	$5,068	$5,160	$5,143	$14,702	$15,371
Ending Carrying Value	$434,196	$449,506	$442,971	$441,192	$461,798	$434,196	$461,798
Investment Portfolio Gains (Losses) (9)	$(871)	$(240)	$(146)	$(235)	$(203)	$(2,436)	$(584)
Gross investment gains	119	292	331	245	368	823	944
Gross investment losses	(418)	(465)	(435)	(458)	(417)	(1,630)	(1,310)
Net credit loss (provision) release and (impairments)	(572)	(67)	(42)	(22)	(154)	(1,629)	(218)
Investment Portfolio Gains (Losses) (9)	(871)	(240)	(146)	(235)	(203)	(2,436)	(584)
Investment portfolio gains (losses) income tax (expense) benefit	155	80	41	57	56	524	154
Investment Portfolio Gains (Losses), Net of Income Tax	$(716)	$(160)	$(105)	$(178)	$(147)	$(1,912)	$(430)

Derivative gains (losses) (9)	(1,454)	(123)	(1,175)	(698)	619	(3,104)	(1,254)
Derivative gains (losses) income tax (expense) benefit	397	(45)	304	193	(206)	764	291
Derivative Gains (Losses), Net of Income Tax	$(1,057)	$(168)	$(871)	$(505)	$413	$(2,340)	$(963)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$78,552	28.9%	$80,717	28.7%	$80,553	28.9%	$80,678	29.1%	$84,851	28.9%
Foreign corporate		51,377	19.0%	55,444	19.7%	54,029	19.4%	53,419	19.2%	56,752	19.3%
Foreign government		42,685	15.8%	45,489	16.2%	42,793	15.4%	40,054	14.4%	44,132	15.0%
Residential mortgage-backed		27,785	10.3%	29,096	10.3%	31,142	11.2%	32,616	11.7%	35,264	12.0%
U.S. government and agency		31,729	11.7%	32,252	11.5%	31,848	11.4%	33,238	12.0%	34,676	11.8%
Asset-backed securities and collateralized loan obligations		17,412	6.4%	17,294	6.1%	17,468	6.3%	17,775	6.4%	17,520	6.0%
Municipals		11,347	4.2%	11,171	4.0%	10,938	3.9%	10,470	3.8%	10,798	3.7%
Commercial mortgage-backed		10,095	3.7%	9,949	3.5%	9,638	3.5%	9,486	3.4%	9,786	3.3%
Fixed Maturity Securities Available-For-Sale		$270,982	100.0%	$281,412	100.0%	$278,409	100.0%	$277,736	100.0%	$293,779	100.0%

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$186,834	69.0%	$194,722	69.2%	$192,127	69.0%	$192,239	69.2%	$203,560	69.3%
Baa	2	71,043	26.2%	73,680	26.2%	73,367	26.4%	72,732	26.2%	77,031	26.2%
Ba	3	10,325	3.8%	10,299	3.7%	10,323	3.7%	9,189	3.3%	9,666	3.3%
B	4	2,343	0.9%	2,371	0.8%	2,259	0.8%	3,291	1.2%	3,131	1.1%
Caa and lower	5	338	0.1%	258	0.1%	267	0.1%	226	0.1%	331	0.1%
In or near default	6	99	—%	82	—%	66	—%	59	—%	60	—%
Total Fixed Maturity Securities Available-For-Sale (10)		$270,982	100.0%	$281,412	100.0%	$278,409	100.0%	$277,736	100.0%	$293,779	100.0%

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024

Gross unrealized gains		$3,685		$6,876		$6,021		$5,096		$8,093
Gross unrealized losses		38,702		25,835		28,122		30,430		23,558
Net Unrealized Gains (Losses)		$(35,017)		$(18,959)		$(22,101)		$(25,334)		$(15,465)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024

Commercial mortgage loans	$52,053		$52,111		$51,527		$50,109		$50,478
Agricultural mortgage loans	19,658		19,559		19,461		19,383		19,210
Residential mortgage loans	12,986		13,096		13,201		13,273		13,844
Total	84,697		84,766		84,189		82,765		83,532
Allowance for credit loss	(639)		(648)		(737)		(714)		(759)
Net Mortgage Loans	$84,058		$84,118		$83,452		$82,051		$82,773

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	September 30, 2023		December 31, 2023		March 31, 2024		June 30, 2024		September 30, 2024
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$9,206	17.7%	$9,016	17.3%	$9,036	17.5%	$8,680	17.3%	$8,745	17.3%
Non-U.S.	8,682	16.7%	8,933	17.1%	8,453	16.4%	8,385	16.7%	8,593	17.0%
Middle Atlantic	7,581	14.6%	7,477	14.3%	7,430	14.4%	7,250	14.5%	6,999	13.9%
South Atlantic	6,581	12.6%	6,637	12.7%	6,802	13.2%	6,517	13.0%	6,459	12.8%
West South Central	3,417	6.6%	3,472	6.7%	3,502	6.8%	3,386	6.8%	3,455	6.9%
New England	2,875	5.5%	2,859	5.5%	2,821	5.5%	2,821	5.6%	2,838	5.6%
Mountain	2,191	4.2%	2,193	4.2%	2,192	4.3%	2,264	4.5%	2,217	4.4%
East North Central	1,855	3.6%	1,822	3.5%	1,701	3.3%	1,600	3.2%	1,543	3.1%
East South Central	622	1.2%	654	1.3%	653	1.3%	652	1.3%	608	1.2%
West North Central	643	1.2%	613	1.2%	644	1.2%	472	1.0%	472	0.9%
Multi-Region and Other	8,400	16.1%	8,435	16.2%	8,293	16.1%	8,082	16.1%	8,549	16.9%
Total	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%

Office	$19,619	37.7%	$19,651	37.7%	$19,369	37.6%	$18,799	37.5%	$18,861	37.4%
Apartment	11,807	22.7%	11,974	23.0%	11,353	22.0%	10,954	21.9%	10,750	21.3%
Retail	7,441	14.3%	7,218	13.9%	7,371	14.3%	7,443	14.8%	7,273	14.4%
Industrial	5,248	10.1%	5,275	10.1%	5,315	10.3%	4,941	9.9%	5,313	10.5%
Single Family Rental	4,735	9.1%	4,728	9.1%	4,823	9.4%	4,822	9.6%	5,141	10.2%
Hotel	3,088	5.9%	3,140	6.0%	3,199	6.2%	3,049	6.1%	3,051	6.0%
Other	115	0.2%	125	0.2%	97	0.2%	101	0.2%	89	0.2%
Total	$52,053	100.0%	$52,111	100.0%	$51,527	100.0%	$50,109	100.0%	$50,478	100.0%

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of ($17) million, $107 million, $85 million, $22 million and $76 million for the three months ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively, and $81 million and $183 million for the year-to-date period ended September 30, 2023 and September 30, 2024, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents the components of total fixed maturity securities and a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Fixed maturity securities available-for-sale	$270,982	$281,412	$278,409	$277,736	$293,779
Contractholder-directed equity securities and fair value option securities	9,680	10,331	10,313	10,106	9,289
Total fixed maturity securities	280,662	291,743	288,722	287,842	303,068
Less: Contractholder-directed equity securities	8,206	8,882	8,867	8,672	7,608
Fixed maturity securities	$272,456	$282,861	$279,855	$279,170	$295,460

(5)Net mortgage loans exclude mortgage loans originated for third parties of $8,238 million, $8,461 million, $8,083 million, $7,843 million, and $7,730 million at amortized cost, which is primarily comprised of commercial mortgage loans of $7,998 million, $8,215 million, $7,832 million, $7,590 million and $7,471 million at amortized cost, and does not include the related allowance for credit loss of $66 million, $73 million, $77 million, $92 million and $88 million at September 30, 2023, December 31, 2023, March 31, 2024 , June 30, 2024 and September 30, 2024, respectively.

(6)Other limited partnership interests includes investment income related to private equity investments of $203 million, ($2) million, $301 million, $326 million and $87 million for the three months ended September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively, and $443 million and $714 million for the year-to-date period ended September 30, 2023 and September 30, 2024, respectively. The annualized yields for these periods were 5.50%, (0.06%), 8.29%, 9.13%, 2.46%, 4.09% and 6.64%, respectively.

(7)Other limited partnership interests includes ending carrying value related to private equity investments of $14,862 million, $14,738 million, $14,276 million, $14,270 million and $14,168 million, at September 30, 2023, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

(8)Adjusted net investment income reflects the adjustments as presented on Page 5.
(9)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Net investment gains (losses)	$(927)	$(174)	$(375)	$(421)	$(77)	$(2,650)	$(873)
Less: Non-investment portfolio gains (losses)	(63)	64	(226)	(176)	188	(145)	(214)
Less: Provision for credit loss on certain mortgage loans originated for third parties	7	(7)	(4)	(15)	4	(66)	(15)
Less: Other adjustments	—	9	1	5	(66)	(3)	(60)
Investment portfolio gains (losses)	$(871)	$(240)	$(146)	$(235)	$(203)	$(2,436)	$(584)

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Net derivative gains (losses)	$(1,202)	$149	$(979)	$(508)	$767	$(2,289)	$(720)
Less: Investment hedge adjustments	232	253	176	172	129	759	477
Less: Other adjustments	20	19	20	18	19	56	57
Derivative gains (losses)	$(1,454)	$(123)	$(1,175)	$(698)	$619	$(3,104)	$(1,254)

(10)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$422	$574	$800	$912	$1,275	$806	$2,987
Add: Preferred stock dividends	67	33	67	34	67	165	168
Add: Preferred stock redemption premium	—	—	—	—	—	—	—
Add: Net income (loss) attributable to noncontrolling interests	6	7	8	7	(1)	17	14
Net income (loss)	495	614	875	953	1,341	$988	$3,169
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(927)	(174)	(375)	(421)	(77)	(2,650)	(873)
Net derivative gains (losses)	(1,202)	149	(979)	(508)	767	(2,289)	(720)
Market risk benefit remeasurement gains (losses)	796	(431)	694	182	(531)	1,425	345
Premiums - Divested businesses	—	—	—	—	16	—	16
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(232)	(253)	(176)	(172)	(129)	(759)	(477)
Unit-linked contract income	4	580	542	219	147	603	908
Other adjustments	(3)	(8)	2	(2)	66	(4)	66
Divested businesses	—	—	—	—	—	—	—
Other revenues
Asymmetrical and non-economic accounting	—	29	39	35	50	—	124
Other adjustments	(11)	(13)	(12)	(11)	(14)	(21)	(37)
Divested businesses	—	—	—	—	—	—	—
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	5	(26)	(14)	(161)	7	(153)	(168)
Market volatility	64	62	67	88	52	122	207
Divested businesses	—	—	—	—	(9)	—	(9)
Policyholder liability remeasurement (gains) losses - Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	44	(103)	(24)	(5)	(79)	35	(108)
Unit-linked contract costs	3	(582)	(539)	(214)	(143)	(601)	(896)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC and VOBA - Divested businesses	—	—	—	—	—	—	—
Amortization of negative VOBA - Divested business	—	—	—	—	—	—	—
Interest expense on debt - Divested business	—	—	—	—	—	—	—
Other expenses
Other adjustments	(21)	(7)	(7)	(5)	(12)	(48)	(24)
Divested businesses	(9)	(9)	(4)	(4)	(17)	(29)	(25)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	429	6	260	270	(195)	1,028	335
Adjusted earnings	1,555	1,394	1,401	1,662	1,442	4,329	4,505
Less: Preferred stock dividends	67	33	67	34	67	165	168
Adjusted earnings available to common shareholders	$1,488	$1,361	$1,334	$1,628	$1,375	$4,164	$4,337

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$14	$—	$—	$—	$16	$14	$16
Litigation reserves and settlement costs	—	(76)	—	—	—	—	—
Total notable items	$14	$(76)	$—	$—	$16	$14	$16

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$27	$—	$—	$—	$(58)	$27	$(58)
Total notable items	$27	$—	$—	$—	$(58)	$27	$(58)

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$61	$—	$—	$—	$104	$61	$104
Total notable items	$61	$—	$—	$—	$104	$61	$104

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (1) (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$(94)	$—	$—	$—	$(41)	$(94)	$(41)
Total notable items	$(94)	$—	$—	$—	$(41)	$(94)	$(41)

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$—	$—	$—	$—	$4	$—	$4
Total notable items	$—	$—	$—	$—	$4	$—	$4

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$18	$—	$—	$—	$(5)	$18	$(5)
Total notable items	$18	$—	$—	$—	$(5)	$18	$(5)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Actuarial assumption review and other insurance adjustments	$2	$—	$—	$—	$12	$2	$12
Total notable items	$2	$—	$—	$—	$12	$2	$12

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	September 30, 2023	September 30, 2024
Litigation reserves and settlement costs	—	(76)	—	—	—	—	—
Total notable items	$—	$(76)	$—	$—	$—	$—	$—

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Total MetLife, Inc.'s stockholders' equity	$25,658	$30,015	$28,535	$27,252	$30,885
Less: Preferred stock	3,818	3,818	3,818	3,818	3,818
MetLife, Inc.'s common stockholders' equity	21,840	26,197	24,717	23,434	27,067
Less: Net unrealized investment gains (losses), net of income tax	(26,548)	(14,323)	(16,611)	(19,088)	(11,531)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	10,245	2,658	4,773	6,606	2,004
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(4)	27	(47)	(73)	4
Defined benefit plans adjustment, net of income tax	(1,308)	(1,446)	(1,421)	(1,396)	(1,371)
Total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA	39,455	39,281	38,023	37,385	37,961
Less: Accumulated year-to-date total notable items (2)	14	(62)	—	—	16
Total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$39,441	$39,343	$38,023	$37,385	$37,945

Unaudited (In millions, except per share data)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Book value per common share	$29.34	$35.85	$34.54	$33.30	$39.02
Less: Net unrealized investment gains (losses), net of income tax	(35.66)	(19.60)	(23.21)	(27.12)	(16.62)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	13.77	3.64	6.68	9.38	2.89
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	(0.01)	0.04	(0.07)	(0.10)	0.01
Defined benefit plans adjustment, net of income tax	(1.76)	(1.98)	(1.99)	(1.98)	(1.98)
Book value per common share, excluding AOCI other than FCTA	$53.00	$53.75	$53.13	$53.12	$54.72

Common shares outstanding, end of period	744.4	730.8	715.7	703.8	693.7

	For the Three Months Ended (1)
Unaudited (In millions, except ratios)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024

Return on MetLife, Inc.'s:
Common stockholders' equity	7.0%	9.6%	12.6%	15.2%	20.2%

Adjusted return on MetLife, Inc.'s:
Common stockholders' equity	24.7%	22.7%	21.0%	27.0%	21.8%
Common stockholders' equity, excluding AOCI other than FCTA	14.9%	13.8%	13.8%	17.3%	14.6%
Common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	14.7%	14.6%	13.8%	17.3%	14.4%

Average common stockholders' equity	$24,142	$24,019	$25,457	$24,076	$25,251
Average common stockholders' equity, excluding AOCI other than FCTA	$40,001	$39,368	$38,652	$37,704	$37,673
Average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA) (2)	$39,994	$39,392	$38,652	$37,704	$37,665

(1) Annualized using quarter-to-date results.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
GROUP BENEFITS (1)	$5,866	$6,001	$6,330	$6,210	$6,146
RIS (1)	2,478	2,883	813	2,582	1,579
ASIA	1,704	1,690	1,737	1,714	1,710
LATIN AMERICA	1,349	1,393	1,400	1,422	1,496
EMEA	573	586	613	626	655
METLIFE HOLDINGS (1)	910	901	841	823	793
CORPORATE & OTHER (1)	112	100	104	113	92
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,992	$13,554	$11,838	$13,490	$12,471
Adjusted premiums, fees and other revenues	$13,181	$13,671	$11,948	$13,523	$12,471

ASIA (including operating joint ventures) (2), (3)	$2,132	$2,057	$2,264	$2,368	$2,251

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
GROUP BENEFITS (1)	$937	$977	$1,003	$1,016	$1,007
RIS (1)	138	135	172	145	183
ASIA	766	777	742	727	758
LATIN AMERICA	449	489	477	477	485
EMEA	307	327	328	332	342
METLIFE HOLDINGS (1)	238	220	223	220	220
CORPORATE & OTHER (1)	250	290	194	188	164
Adjusted other expenses on a constant currency basis	$3,085	$3,215	$3,139	$3,105	$3,159
Adjusted other expenses	$3,159	$3,261	$3,180	$3,104	$3,159

ASIA (including operating joint ventures) (2), (4)	$880	$875	$857	$834	$878

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
GROUP BENEFITS (1)	$510	$466	$284	$533	$373
RIS (1)	470	421	399	410	472
ASIA	271	295	423	451	306
LATIN AMERICA	179	192	218	210	221
EMEA	87	46	76	77	70
METLIFE HOLDINGS (1)	208	156	159	153	182
CORPORATE & OTHER (1)	(262)	(232)	(241)	(220)	(249)
Adjusted earnings available to common shareholders on a constant currency basis	$1,463	$1,344	$1,318	$1,614	$1,375
Adjusted earnings available to common shareholders	$1,488	$1,361	$1,334	$1,628	$1,375

(1) Amounts on a reported basis, as constant currency impact is not significant.
(2) Adjusted premiums, fees and other revenues as well as other expenses are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 15 for operating joint ventures.
(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of our business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding AOCI other than FCTA	(xii)	return on equity
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA)	(xiii)	return on equity
(xiv)	investment portfolio gains (losses)	(xiv)	net investment gains (losses)
(xv)	derivative gains (losses)	(xv)	net derivative gains (losses)
(xvi)	adjusted capitalization of DAC	(xvi)	capitalization of DAC
(xvii)	total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	(xviii)	total MetLife, Inc.’s stockholders’ equity
(xix)	book value per common share, excluding AOCI other than FCTA	(xix)	book value per common share
(xx)	adjusted other expenses	(xx)	other expenses
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxii)	other expenses, net of capitalization of DAC
(xxiii)	adjusted expense ratio	(xxiii)	expense ratio
(xxiv)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiv)	expense ratio
(xxv)	direct expenses	(xxv)	other expenses
(xxvi)	direct expenses, excluding total notable items related to direct expenses	(xxvi)	other expenses
(xxvii)	direct expense ratio	(xxvii)	expense ratio
(xxviii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxviii)	expense ratio
(xxix)	future policy benefits at original discount rate	(xxix)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at the MetLife Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Our definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders on a constant currency basis.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses
These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings:
•	Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").
•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made to the line items indicated in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs").

•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•	Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.
•	Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax.
•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA.
•	Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
•	Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•	Direct expense ratio: adjusted direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.
•	Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.
•	Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•	Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance results:
•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired